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                                                                     EXHIBIT 4.1


                               MAZEL STORES, INC.


                     INCORPORATED UNDER THE LAWS OF           SEE REVERSE FOR
COMMON STOCK               THE STATE OF OHIO                CERTAIN DEFINITIONS

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THIS CERTIFIES that                                           CUSIP 578792 10 3

                                S P E C I M E N


is the owner of

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   FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK WITHOUT PAR VALUE

                               MAZEL STORES, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent.

     IN WITNESS WHEREOF, said Corporation has caused this Certificate to be signed in facsimile by its duly authorized officers.

     Dated:

                                 Corporate Seal

        Susan Atkinson                              Reuven D. Dessler

Sr. Vice President CFO/Treasurer          Chairman and Chief Executive Officer



Countersigned:                     [SEAL]



AMERICAN STOCK TRANSFER & TRUST COMPANY
            New York, N.Y.          Transfer Agent

By:


                   AUTHORIZED SIGNATURE

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                               MAZEL STORES, INC.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM -- as tenants in common
        TEN ENT -- as tenants by the entireties
        JT TEN  -- as joint tenants with right of
                   survivorship and not as tenants
                   in common

        UNIF GIFT MIN ACT --            Custodian
                             ----------           -----------
                               (Cust)               (Minor)
                             under Uniform Gifts to Minors

                             Act
                                 -----------
                                   (State)

     Additional abbreviations may also be used though not in the above list



For Value Received,             hereby sell, assign, and transfer unto
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PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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------------------------------------------------------------------------ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

-----------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:
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             NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
             NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



Signature(s) Guaranteed:



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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.